2014 Second Quarter Results July 22, 2014 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Exhibit 99.2

Forward-Looking Statements

This presentation and comments made by management contain forward-
looking statements including, among others, statements regarding the expected future operating results of TSYS. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words
“believe,” “expect,” “anticipate,” “intend,” “plan,” “potential”, “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in
TSYS’ filings with the Securities and Exchange Commission, including its
2013 Annual Report on Form 10-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Use of Non-GAAP Financial Measures
3 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a constant currency basis; free cash flow; EBITDA, adjusted EBITDA , adjusted earnings per share, adjusted segment operating income and adjusted segment operating margin. The most comparable GAAP measures to these measures are revenues; operating margin; revenues; cash flows from operating activities; net income; net income;
earnings per share, operating income and operating margin, respectively.
Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the
Appendix to this slide presentation.

Phil Tomlinson Chairman and Chief Executive Officer ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Troy Woods President & Chief Operating Officer ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

2Q 2014 North America Segment Highlights
6 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
($ in millions)
(*) Revenues Before Reimbursable Items
($ in millions)
(1.3%)
1.9% 0.8%
4.4%
4.5%
6.8%
Adjusted Segment Operating Income
Operating Margin *
(1) Includes Credit, Debit,
Retail, Prepaid & Loyalty
(2) Includes Healthcare
9.1%
Revenue up 8.7% YOY; 7th Straight Quarter
of Positive Growth
Benefiting from Conversion of 16.9M
Accounts since 2Q13
8.7%
$203.5
$213.6
$205.6
$214.5
$217.3
$223.3
$224.4
$233.2
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Segment Revenue*
YOY Growth %
$71.5
$81.2
$68.7
$81.3
$84.4
$87.1
$74.6
$84.6
35.2%
38.0%
33.4%
37.9%
38.9%
39.0%
33.2%
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Segment Revenue by Line of Business*
Consumer (1)
Commercial (2)
Other
73%
23%
36.3%
4%

2Q 2014 North America Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(*) Growth Excluding Prepaid, Government Services and Single Use Accounts
*
(in millions) (in millions)
3.4%
5.5% 5.2%
6.3%
16.2%
16.5%
20.9% 20.9%
16.9% 11.2% 11.6%
13.4%
9.5% 12.7% 7.8% 11.5% 17.6% 13.4% 15.6%
17.2%
17.1%
AOF at Highest Level in History; Exceeded 500M Mark
Strong YOY Growth in Traditional Accounts on File
Largest Quarter of Transaction Volume in History at 2.7B
Same Client Transactions up 13.9%
18.5%
19.1%
20.7%
413.4
424.8
422.8
430.7
461.4
481.9
495.5
510.3
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Accounts on File
YOY Growth%
2,036.6
2,194.7
2,013.4
2,235.0
2,395.8
2,488.2
2,327.6
2,696.7
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Transaction Volume
YOY Growth%

2Q 2014 International Segment Highlights
8 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
($ in millions)
Reported
Constant
Currency
(*) Revenues Before Reimbursable Items
($ in millions)
1.4% 1.1% (2.6%) (4.0%) 0.7%
4.4% 0.1% (0.9%) 3.1%
9.0%
8.6%
88%
0.5%
(4.6%)
Revenue $84.7M* – Up 10.6%
Up 1.8% on Constant Currency
$6.7M of Currency Benefit
Margin Improvement Plans Show
Tangible Results
Accelerate Growth Program Strengthens
Pipeline
(1.0%)
10.6%
1.8%
$77.3
$83.1
$76.4
$76.6
$77.9
$90.6
$76.8
$84.7
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Segment Revenue*
YOY Growth %
$6.8
$7.0
$6.9
$7.7
$9.5
$18.0
$4.6
$11.7
8.9%
8.4%
9.0%
10.0%
12.2%
19.9%
5.9%
13.9%
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Segment Revenue by Region
QTD
Europe
MEA
Rest Of World
6%
6%
Adjusted Segment Operating Income
Operating Margin *

2Q 2014 International Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(in millions) (in millions)
5.7% 4.1% 3.7% 9.9% 12.1% 8.5%
15.9% 19.5% 14.2% 23.3% 26.7% 17.3%
8.9%
19.3%
AOF Grew 4.3M YOY, Mainly Through Existing Clients
Irish Debit Continues to be Strong Growth Driver at 42.9%
15
th
Straight Quarter of Double digit Transaction Growth
Same Client Transactions Grew 14.6%
7.5%
13.4%
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Accounts on File
YOY Growth %
414.6
473.6
434.0
492.4
525.5
555.6
517.9
558.1
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Transaction Volume
YOY Growth%
52.9
54.5
55.7
58.0
59.2
59.1
60.7
62.3

Improved Margin Following Conversion
Strong Pipeline of Indirect Clients
2Q 2014 Merchant Segment Highlights
10 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(*) Revenues Before Reimbursable Items
($ in millions)
Adjusted Segment Operating Income
Operating Margin *
($ in millions)
15.6% 5.5% 11.1% 15.6% 5.4% 4.3% (4.3%)
(4.1%)
$107.8
$105.9
$109.3
$113.0
$113.6
$110.4
$104.6
$108.3
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Segment Revenue*
YOY Growth %
$41.1
$37.7
$37.6
$41.3
$40.8
$36.0
$30.2
$32.9
38.2%
35.6%
34.4%
36.6%
35.9%
32.6%
28.8%
30.4%
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Segment Revenue by Mix*
QTD
Direct
Indirect
43%
57%

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 11
2Q 2014 Merchant Segment Highlights
(*) Excludes Managed Accounts
Segment Revenue by LOB
($ in billions)
(12%)
45% 55% 26% 22%
(11%) (12%) (12%)
($ in millions)
4%
(14%)
Direct Revenues Up 1%
Indirect Revenues Down 10%
Positive Turn Compared to Prior Quarters
POS Transactions Increased 3.5%, Excluding Deconverted Accounts
Record Quarter Direct Small Business Sales Volume
Continued Growth in High Single Digits
1%
(10%)
23.0% 32.2% 35.3% 40.6% 22.0% 11.1%
9.3%
8.2%
$4.4
$4.7
$4.8
$5.3 $5.3
$5.2
$5.3
$5.8
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
SBS Sales Volume *
YOY Growth %
$58
$55
$52
$51
$51
$48
$45
$46
$50
$51
$57 $62
$63 $62 $59
$62
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Indirect Direct
YOY Growth%

Adjusted Segment Operating Income*
Segment Revenue
YOY Growth %
12 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
($ in millions)
Revenue $116.8M – up 11.4%
Added 2k Retail Locations
Added 80+ New PayCard Clients
Preparing for PayChex and
Western Union Launches
($ in millions)
(*NOTE: Periods prior to the acquisition by TSYS have been restated )
$84.9
$89.7
$117.3
$104.9
$103.7
$104.1
$132.6
$116.8
14.2% 16.9%
28.3%
22.9%
22.2%
16.1%
13.1%
11.4%
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
$24.9
$23.9
$28.0
$29.3
$34.6
$31.7
$28.7
$30.7
29.4%
26.7%
23.9%
27.9%
33.4%
30.5%
21.7%
26.3%
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
10%
47%
30%
13%
Segment Revenue by Channel
QTD
Partner
Retail
Direct
Paycard
2Q 2014 NetSpend Segment Highlights
Operating Margin *

2Q 2014 NetSpend Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Gross Dollar Volume
Direct Deposit Active Cards
YOY Growth %
Direct Deposit Active Cards up 17.6%
Gross Dollar Volume (GDV) up 17.2%
(in thousands)
($ in millions)
24.8% 25.1% 66.7% 42.3% 23.8% 22.1%
17.9% 18.2% 42.8% 30.1% 22.4%
21.2%
17.6%
1,018.5
1,081.6
1,707.9
1,361.4
1,261.1
1,321.1
2,070.3
1,600.7
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
$3,089.8
$3,265.4
$5,378.7
$3,947.9
$3,780.9
$3,967.6
$6,567.2
$4,628.0
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
21.5%
22.1%
17.2%
YOY Growth %

Paul Todd Chief Financial Officer ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consolidated Selected Financial Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
$602,036 $461,860 30.4%
Total Revenues
$1,194,883 $910,651 31.2%
538,067 400,929 34.2
Revenues Before Reimbursable Items
1,070,818 788,960 35.7
170,894 140,105 22.0
Adjusted EBITDA*
320,489 263,551 21.6
$0.45 $0.37 19.8
Adjusted EPS* from Continuing
Operations
$0.83 $0.76 9.2
(in thousands, except per share data)
2
nd
Qtr
2014
2
nd
Qtr
2013
Percent
Change
YTD
2014
YTD
2013
Percent
Change
(*) Adjusted EBITDA and Adjusted EPS definitions are contained in Appendix

Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America $84,578 $233,217 36.27%
International 11,743 84,732 13.86%
Merchant 32,896 108,335 30.37%
NetSpend 30,703 116,833 26.28%
Eliminations -- (5,050)
Corporate administration excluding stock comp (25,705) --
Adjusted operating margin $134,215 $538,067 24.94%
Amortization of acquisition intangibles (24,282)
NetSpend M&A expenses (1,182)
Stock-based compensation (9,988)
Operating income (US GAAP) $98,763
Segment Operating Margin and Consolidated
Adjusted Operating Margin
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended June 30, 2014

Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America $159,155 $457,585 34.78%
International 16,298 161,505 10.09%
Merchant 63,064 212,960 29.61%
NetSpend 59,421 249,473 23.82%
Eliminations -- (10,706)
Corporate administration excluding stock comp (49,849) --
Adjusted operating margin $248,089 $1,070,818 23.17%
Amortization of acquisition intangibles (48,595)
NetSpend M&A expenses (2,435)
Stock-based compensation (17,599)
Operating income (US GAAP) $179,460
Segment Operating Margin and Consolidated
Adjusted Operating Margin
(in thousands)
17 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Six Months Ended June 30, 2014

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Rollforward of Quarterly Cash Balance
$200
$500
$100
$0
$300
$274*
Operating
Activities
$91
Cap Ex
($59)
Debt Pmts
($12)
Dividends
($19)
Share
Repurchase
($116)
Other
$14
Ending
Balance
$251
(in millions)
3/31/2014 6/30/2014

$400
Sale
Proceeds,net
$45
Beginning
Balance
$307
* Cash Balance from Continuing Operations

Cash Flow Strength:
2014 TTM Consolidated Financial Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
TTM = Trailing Twelve Months
(in millions)
$681
$535
$313
$300
$251
$0
$75
$150
$225
$300
$375
$450
$525
$600
$675
$750
Adjusted EBITDA Cash flow from operations Free cash flow Net income Ending cash

Q&A ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Items – Adjusted EBITDA
and Adjusted EPS
• Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and NetSpend merger & acquisition expenses.
• Adjusted EPS is adjusted earnings divided by weighted average shares outstanding used for basic EPS calculations. Adjusted earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and NetSpend merger & acquisition expenses.
• Adjusted segment operating income is operating income at the segment level adjusted for acquisition intangible amortization.
• Adjusted segment operating margin is adjusted segment operating income divided by segment revenues before reimbursable items.
• The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons:
– adjusted EBITDA and adjusted EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation expense that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and
– securities analysts use adjusted EBITDA and adjusted EPS as supplemental measures to evaluate the overall operating performance of companies.
• By comparing the Company’s adjusted EBITDA and adjusted EPS in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the
Company’s operations.
• The Company’s management uses the non-GAAP financial measures:
– as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;
– for planning purposes, including the preparation of the Company’s annual operating budget;
– to allocate resources to enhance the financial performance of the Company’s business;
– to evaluate the effectiveness of the Company’s business strategies; and
– in communications with the Company’s board of directors concerning the Company’s financial performance.
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 22

Consumer Credit
246.5 208.5 18.2 246.5 234.8 5.0
Retail
27.9 25.9 8.0 27.9 27.5 1.4
Total Consumer
274.4 234.4 17.1 274.4 262.3 4.6
Commercial
40.4 38.6 4.9 40.4 40.4 0.1
Other
20.4 15.3 32.7 20.4 19.7 3.4
Subtotal
335.2 288.3 16.3 335.2 322.4 4.0
Prepaid */
Stored Value
54.2 37.0 46.4 54.2 50.8 6.6
Government
Services
65.6 60.6 8.4 65.6 63.0 4.3
Commercial Card
Single Use
117.7 102.8 14.4 117.7 120.0 (2.0
)
Total AOF
572.7 488.7 17.2 572.7 556.2 3.0
Appendix: Accounts on File Portfolio Summary
(in millions)
Jun
2014
Jun
2013
%
Change
Jun
2014
Mar
2014
%
Change
23 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(* - Prepaid does not include NetSpend accounts)

Appendix: Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
Three Months Ended                       Six Months Ended
Total Revenues $602,036 $461,860 $1,194,883
Reimbursable Items 63,969 60,931 124,065
Revenues Before Reimbursable Items $538,067 $400,929 $1,070,818
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
6/30/13 6/30/14
6/30/13 6/30/14
$910,651
121,691
$788,960

Appendix: Non-GAAP Reconciliation – Adjusted
Segment Operating Income and Operating Margin
Three Months Ended                                   Six Months Ended
Operating income $98,763 $94,642 $179,460 $169,163
Add: Acquisition intangible amort 24,282 7,879 48,595 16,411
Add: Corporate admin and other 36,875 27,792 69,883 57,984
Total segment adjusted operating income $159,920 $130,313 $297,938 $243,558
By segment: North America services (a) $84,578 $81,318 $159,155 $150,066
International services (b) $11,743 $7,693 $16,298 $14,554
Merchant services (c) $32,896 $41,302 $63,064 $78,938
NetSpend (d) $30,703 $ -- $59,421 $ --
Total revenues $602,036 $461,860 $1,194,883 $910,651
Reimbursable items (63,969) (60,931) (124,065) (121,691)
Total segment revenues before reimbursable items $538,067 $400,929 $1,070,818 $788,960
Intersegment revenues 5,050 3,175 10,706 6,428
By segment: North America services (e) $233,217 $214,526 $457,585 $420,122
International services (f) $84,732 $76,626 $161,505 $153,013
Merchant services (g) $108,335 $112,952 $212,960 $222,253
NetSpend (h) $116,833 $ -- $249,473 $ --
Adjusted segment operating margin:
North America services (a) / (e) 36.27% 37.91% 34.78% 35.72%
International services (b) / (f) 13.86% 10.04% 10.09% 9.51%
Merchant services (c) / (g) 30.37% 36.57% 29.61% 35.52%
NetSpend (d) / (h) 26.28% na 23.82% na
(in thousands)
25 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
6/30/14
6/30/13 6/30/14
6/30/13

Six
Months Ended
6/30/14        6/30/13
Percentage
Change
Three
Months Ended
6/30/14          6/30/13
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $594,799 $461,860 28.8% $1,183,283 $910,651 29.9%
Foreign Currency (2) 7,237 --- 11,600 ---
Total Revenues $602,036 $461,860 30.4% $1,194,883 $910,651 31.2%
International Services:
Constant Currency (1) $83,300 $81,504 2.2% $161,434 $162,395 (0.6%)
Foreign Currency (2) 7,166 --- 11,410 ---
Total Revenues $90,466 $81,504 11.0% $172,844 $162,395 6.4%
26 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Six
Months Ended
6/30/14        6/30/13
Percentage
Change
Three
Months Ended
6/30/14       6/30/13
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
27 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Consolidated:
Constant Currency (1) $531,303 $400,929 32.5% $1,060,004 $788,960 34.4%
Foreign Currency (2) 6,764 --- 10,813 ---
Revenues before
reimbursable items $538,067 $400,929 34.2% $1,070,818 $788,960 35.7%
International Services:
Constant Currency (1) $78,039 $76,626 1.8% $150,882 $153,013 (1.4%)
Foreign Currency (2) 6,693 --- 10,624 ---
Revenues before
reimbursable items $84,732 $76,626 10.6% $161,505 $153,013 5.6%

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
(in thousands)
28 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended Six Months Ended
Jun
2014
Jun
2013
Jun
2014
Jun
2013
Net income :
As reported (GAAP) (a) $111,340 $60,561 $162,965 $119,710
Adjusted for:
Deduct: Income from discontinued
operations (50,133) (678) (51,113) (693)
Deduct: Equity in Income of Equity
Investments (3,600) (2,749) (7,696) (6,565)
Add: Income Taxes 30,771 29,984 55,106 47,447
Add: Nonoperating expenses 10,386 7,524 20,198 9,264
Add: Depreciation and
amortization 60,961 39,006 120,995 79,857
EBITDA $159,725 $133,648 $300,455 $249,020
Adjust for:
Add: Share-based compensation 9,988 5,211 17,599 9,804
Add: NetSpend  M&A expenses 1,181 1,246 2,435 4,727
Adjusted EBITDA $170,894 $140,105 $320,489 $263,551

Appendix: Non-GAAP Reconciliation –
Adjusted EPS
(in thousands)
29 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended Six Months Ended
Jun
2014
Jun
2013
Jun
2014
Jun
2013
Income from continuing operations available to
TSYS Common Shareholders:
As reported (GAAP) (a) $59,771 $58,096 $109,092 $116,000
Adjusted for amounts attributable to TSYS
common shareholders (net of taxes):
Acquisition intangible amortization 15,799 5,048 31,612 10,538
Share-based compensation 6,584 3,573 11,601 6,719
NetSpend M&A expenses 1,122 3,288 2,325 8,510
Adjusted earnings (b) $83,276 $70,005 $154,631 $141,767
Average common shares outstanding and
participating securities (c) 186,373 187,738 187,058 187,277
Basic EPS Available to TSYS Common
Shareholders (a) / (c) $0.32 $0.31 $0.58 $0.62
Adjusted EPS Available to TSYS Common
Shareholders (b) / (c) $0.45 $0.37 $0.83 $0.76

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
Trailing
Twelve Months
Ended
6/30/2014
Net Income $299,853
Adjusted for:
Deduct: Discontinued operations (52,476)
Deduct: Equity in Income of Equity Investments (14,179)
Add: Income Taxes 240,165
Add: Nonoperating expense 40,958
Add: Depreciation and Amortization 118,641
EBITDA $632,962
Adjust for: Share-based compensation 36,728
NetSpend M&A Operating Expenses* 11,341
Adjusted EBITDA $681,031
(in thousands)
30 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
* Excludes share-based compensation

Appendix: Non-GAAP Reconciliation –
Free Cash Flow
Cash Flows from Operating Activities $534,593
Less:
Purchase of Property and Equipment (64,048)
Additions to Licensed Computer Software from Vendors (44,748)
Additions to Internally Developed Computer Software (41,254)
Additions to Contract Acquisition Costs (71,083)
Free Cash Flow $313,460
(in thousands)
31 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Trailing
Twelve Months
Ended
6/30/2014